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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------
                                 FORM 8-K REPORT
                                 Amendment No. 1
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                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 30, 2000


                                 Rent USA, Inc.
             (Exact name of registrant as specified in its charter)


    Nevada                          000-27371                    33-5695839
(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


                                    PO Box 10
                            San Dimas, CA 91773-0010
                    (Address of principal executive offices)

                                 (909) 287-1500
                                 ---------------
                           (Issuer's telephone number)



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FORWARD LOOKING STATEMENTS

Rent USA, Inc., ("Rent USA, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

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Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

Not Applicable

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Pursuant to Item 304(A) of Regulation S-B:

(i) On March 22, 2000, Registrant decided to terminate its relationship with its principal independent accountant, James E. Slayton, CPA.

(ii) The former accountant's Independent Auditor's Report for the past two years has contained the following:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not generated significant revenues from planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Note 3 to the Financial Statements, as referenced above, reads as follows:

"The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not generated significant revenues from its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern."

(iii) The decision to change accountants was approved by the Board of Directors.

(iv) (A) There have not been any disagreements with the former accountant. Whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report; or

(B) None of the disclosures mandated by Item 304(a)(1)B, C, D or E of regulation S-B are applicable.

(2) The Registrant on March 22, 2000, engaged John Spurgeon, CPA, JD whose address is PO Box 1171, Glendora, CA 91740, telephone number (626) 914-9449 has agreed to replace James Slayton as new principal accountant. None of the disclosures mandated by Paragraphs (i) or (ii) of 304(E)(2) are applicable.

(3) Registrant is providing the former accountant wiht a copy of this Form 8-K and has requested that the former accountant furnish a letter to Registrant within two (2) business days of receipt. This letter shall be filed within ten
(10) days of this Form 8-K.

The provisions of Item 304(b) are not applicable.

Item 5.  Other Events

Not Applicable


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Item 6.  Resignation of Registrant's Directors

No Change to Report

Item 7.  Financial Statements and Exhibits

Exhibit 16.  Letter from Certifying Accountant

Item 8.  Change in Fiscal Year

No Change to Report

Item 9.  Change in Security Ratings

No Change to Report

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: December 1, 2000

Rent USA, Inc.

By: /s/ Charles Hooper

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   Charles Hooper
   President

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